EXHIBIT 23.2





          CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



     We hereby consent to the use in this Registration Statement on Form SB-2 of our report dated July 2, 2001, relating to the financial statements of Travco, Inc., and to the reference to our Firm under the caption 'Experts' in the Prospectus.


                              /s/ Merdinger, Fruchter, Rosen & Corso, P.C.
                              MERDINGER, FRUCHTER, ROSEN & CORSO, P.C.
                              Certified Public Accountants

New York, New York
February 27, 2002